UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2025

FIGS, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40448	46-2005653
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2834 Colorado Avenue, Suite 100
Santa Monica, California		90404
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (424) 300-8330

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	FIGS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On June 4, 2025, FIGS, Inc. (the “Company”) held its 2025 annual meeting of stockholders (the “Meeting”) via live webcast. Holders of the Company’s Class A common stock were entitled to one vote per share held as of the close of business on April 9, 2025 (the “Record Date”), and holders of the Company’s Class B common stock were entitled to twenty votes per share held as of the Record Date. A total of 138,459,741 shares of the Company’s Class A common stock and 8,283,641 shares of the Company’s Class B common stock were present at the Meeting online or represented by proxy, which constituted a quorum for the transaction of business and represented approximately 95.07% of the combined voting power of the Company’s Class A and Class B common stock as of the Record Date. The following are the voting results for the proposals considered and voted upon at the Meeting, each of which is more fully described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 24, 2025.

Proposal 1—Election of three (3) Class I directors to hold office until the annual meeting of stockholders to be held in 2028 and until each such director’s respective successor is duly elected and qualified or until each such director’s earlier death, resignation or removal.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Catherine Spear	264,982,531	23,575,741	15,574,289
Sheila Antrum	272,750,379	15,807,893	15,574,289
Mario Marte	283,709,491	4,848,781	15,574,289
Based on the foregoing votes, each of Catherine Spear, Sheila Antrum and Mario Marte was elected to serve as a director until the 2028 annual meeting of stockholders and until his or her successor has been duly elected and qualified or until his or her earlier death, resignation or removal.

Proposal 2—Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

Votes For	Votes Against	Votes Abstained
303,225,953	727,395	179,213

Based on the foregoing votes, the stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

Proposal 3—Approval, on an advisory (non-binding) basis, of the compensation of the Company’s named executive officers.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
280,851,544	6,295,421	1,411,307	15,574,289
Based on the forgoing votes, the stockholders approved, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers for the fiscal year ended December 31, 2025.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIGS, INC.
Date:	June 9, 2025	By:	/s/ Todd Maron
		Name:	Todd Maron
		Title:	Chief Legal Officer